UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 20, 2008
Date of Report (Date of earliest event reported)

NICOR INC.
(Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
 (Address of principal executive offices, including zip code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On November 20, 2008, the Board of Directors of Nicor Inc. (the “Company”) appointed Armando J. Olivera as a Director of the Company.  No determination has yet been made concerning committees of the Board on which Mr. Olivera will serve.

(e)   On November 20, 2008, the Board of Directors of the Company approved an amendment that restates and amends two agreements (the “Birdsall CAP Agreements”) among the Company, John H. Birdsall III, a director of the Company, and Birdsall Inc., a subsidiary of the Company, relating to Mr. Birdsall’s participation in the NICOR Capital Accumulation Plan (the “NICOR Capital Accumulation Plan”). In addition to incorporating prior amendments to the Birdsall CAP Agreements into a single restated document, the amendment makes revisions to comply with Section 409A of the Internal Revenue Code (“Section 409A”) and certain other non-material changes in order to, among other things, authorize the Compensation Committee of the Board of Directors to approve future amendments. On the same date, the Board of Directors of the Company also approved an amendment and restatement of the NICOR Capital Accumulation Plan to make similar non-material revisions. A copy of each of the foregoing documents is filed as an exhibit to this report and its terms are incorporated herein by reference.

Item 5.03              Amendment of Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 20, 2008, the Board of Directors of the Company approved an amendment to the Company’s by-laws effective as of that date. The changes to the Company’s by-laws, which are reflected in Article III, Section 8, provide for the designation by the independent directors every two years of an independent lead director and the enumeration of specific powers and duties of the lead director. The foregoing summary of the by-law amendment is qualified in its entirety by reference to the text of the Company’s amendment to its by-laws.  A copy of the by-law amendment is filed as an exhibit to this report and its terms are incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.           Description of Document

3.1	Nicor Inc. Amendment to Amended and Restated By-laws.
10.1	Amendment Restating 1984 and 1985 Nicor Capital Accumulation Plan Participation Agreements among Nicor Inc., Birdsall Inc. and John H. Birdsall III.
10.2	Nicor Capital Accumulation Plan (as amended and restated effective as of January 1, 2008).
99.1	Press release issued November 20, 2008 announcing Mr. Armando J. Olivera’s appointment as a Director of the Company.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date	November 20, 2008	/s/ KAREN K. PEPPING
Karen K. Pepping
Vice President, Controller and Principal Accounting Officer

Exhibit Index

Exhibit No.           Description of Document

3.1	Nicor Inc. Amendment to Amended and Restated By-laws.
10.1	Amendment Restating 1984 and 1985 Nicor Capital Accumulation Plan Participation Agreements among Nicor Inc., Birdsall Inc. and John H. Birdsall III.
10.2	Nicor Capital Accumulation Plan (as amended and restated effective as of January 1, 2008).
99.1	Press release issued November 20, 2008 announcing Mr. Armando J. Olivera’s appointment as a Director of the Company.